[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1


                                 MLMI 2003-WMC1

                          PRELIMINARY COLLATERAL TABLES



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.


JANUARY 30, 2003

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1

1. MORTGAGE LOAN CHARACTERISTICS

Number of loans:                                                 4,996
Aggregate outstanding principal balance:                  $824,529,725
Number of loans with prepayment penalties at
origination:                                                     4,173
Weighted average prepayment penalty term at
origination for loans:
with prepayment panalties (in months):                              27

                                                            AVERAGE OR
                                                         WEIGHTED AVERAGE                 RANGE
                                                         ----------------                 -----

Outstanding principal balance(1):                           $165,038             $14,570.11 to $895,513.90
Original principal balance(1):                              $165,087             $14,580.00 to $896,250.00
Current mortgage rates(2):                                    8.09%                  4.750% to 14.750%
Original loan-to-value ratio(2):                             83.92%                  9.60% to 100.00%
Stated remaining term to maturity (in months)(2):              343               175 months to 359 months
Credit Score(2):                                               638                      500 to 810
Maximum mortgage rates(2)(3):                                14.296%                 8.000% to 18.380%
Minimum mortgage rates(2)(3):                                7.808%                 4.750% to 11.880%
Gross Margin(2)(3):                                          6.234%                  3.500% to 10.000%
Initial Rate Cap(2)(3):                                      1.717%                  1.000% to 3.000%
Periodic Rate Cap(2)(3):                                     1.000%                  1.000% to 1.000%
Months to Roll(2)(3):                                          26                         5 to 59

---------------------------------------------------
(1) Indicates average.
(2) Indicates weighted average.
(3) Adjustable Rate Mortgage Loans only.


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1

2. RANGE OF MORTGAGE RATES

                                 NUMBER OF        AGGREGATE PRINCIPAL   PERCENT OF
RANGE OF MORTGAGE RATES        MORTGAGE LOANS     BALANCE OUTSTANDING  MORTGAGE POOL
6.500% or less                            306          $ 83,696,573           10.15%
6.501% to 7.000%                          510           124,397,334           15.09
7.001% to 7.500%                          589           132,567,242           16.08
7.501% to 8.000%                          741           147,044,569           17.83
8.001% to 8.500%                          580           104,585,701           12.68
8.501% to 9.000%                          596            92,620,005           11.23
9.001% to 9.500%                          266            37,671,751            4.57
9.501% to 10.000%                         289            32,740,620            3.97
10.001% to 10.500%                        114            11,227,867            1.36
10.501% to 11.000%                        158            12,022,734            1.46
11.001% to 11.500%                        322            19,440,861            2.36
11.501% to 12.000%                        315            17,923,503            2.17
12.001% to 12.500%                         46             2,176,845            0.26
12.501% to 13.000%                         75             2,955,242            0.36
13.001% to 13.500%                         39             1,563,883            0.19
13.501% to 14.000%                         49             1,801,911            0.22
14.501% to 15.000%                          1                93,086            0.01
TOTAL:                                  4,996          $824,529,725          100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 14.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 8.089% per annum.


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1

3. RANGE OF REMAINING MONTHS TO STATED MATURITY

RANGE OF
REMAINING MONTHS                    NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
TO STATED MATURITY                MORTGAGE LOANS   BALANCE OUTSTANDING    MORTGAGE POOL
169 to 180                                 1,222          $ 70,486,732            8.55%
229 to 240                                    12             1,141,918            0.14
289 to 300                                     2               133,343            0.02
337 to 348                                     1               200,241            0.02
349 to 360                                 3,759           752,567,491           91.27
TOTAL:                                     4,996          $824,529,725          100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 175 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 343 months.

4. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE             NUMBER OF   AGGREGATE PRINCIPAL       PERCENT OF
LOAN PRINCIPAL BALANCES           MORTGAGE LOANS   BALANCE OUTSTANDING    MORTGAGE POOL
$50,000 or less                              748          $ 26,543,976            3.22%
$50,001 to $100,000                        1,113            82,097,185            9.96
$100,001 to $150,000                         845           105,363,952           12.78
$150,001 to $200,000                         773           135,584,389           16.44
$200,001 to $250,000                         517           115,430,199              14
$250,001 to $300,000                         370           101,446,193            12.3
$300,001 to $350,000                         213            69,262,168             8.4
$350,001 to $400,000                         156            58,210,782            7.06
$400,001 to $450,000                          79            33,783,923             4.1
$450,001 to $500,000                          88            42,156,878            5.11
$500,001 to $550,000                          39            20,551,579            2.49
$550,001 to $600,000                          35            20,396,695            2.47
$600,001 to $650,000                           8             4,966,936             0.6
$650,001 to $700,000                           7             4,792,915            0.58
$700,001 to $750,000                           1               701,365            0.09
$750,001 to $800,000                           2             1,520,079            0.18
$800,001 to $850,000                           1               825,000             0.1
$850,001 to $900,000                           1               895,514            0.11
TOTAL:                                     4,996          $824,529,725          100.00%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,570 to approximately $895,514 and the average outstanding principal balance of the Mortgage Loans was approximately $165,038

5. PRODUCT TYPES

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1

                                 NUMBER OF      AGGREGATE PRINCIPAL       PERCENT OF
PRODUCT TYPES                  MORTGAGE LOANS   BALANCE OUTSTANDING    MORTGAGE POOL
Fixed - 15 Year                            47          $  4,806,722            0.58%
Fixed - 20 Year                            10             1,041,398            0.13
Fixed - 25 Year                             2               133,343            0.02
Fixed - 30 Year                           496            89,845,596            10.9
Balloon - 15/30                         1,175            65,680,010            7.97
Balloon - 20/30                             1                53,971            0.01
ARM - 6 Month                               4               938,400            0.11
ARM - 2 Year/6 Month                    2,830           565,993,372           68.64
ARM - 3 Year/6 Month                      213            46,318,504            5.62
ARM - 5 Year/6 Month                      218            49,718,409            6.03
TOTAL:                                  4,996          $824,529,725          100.00%


6. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

STATE DISTRIBUTIONS               NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
OF MORTGAGED PROPERTIES        MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL
Arizona                                   229          $ 29,743,409           3.61%
Arkansas                                   10               637,437           0.08
California                              2,514           472,563,472          57.31
Colorado                                   97            17,401,147           2.11
Connecticut                                28             4,766,575           0.58
Delaware                                    4             1,037,689           0.13
Florida                                   206            24,939,115           3.02
Georgia                                    73             9,739,565           1.18
Idaho                                       9             1,344,657           0.16
Illinois                                   86            14,661,037           1.78
Indiana                                    32             2,714,675           0.33
Iowa                                        7               606,708           0.07
Kansas                                      6               803,363            0.1
Kentucky                                    8               551,650           0.07
Louisiana                                  75             9,428,965           1.14
Maine                                       5               414,779           0.05
Maryland                                   75            11,020,832           1.34
Massachusetts                              51             9,692,620           1.18
Michigan                                  126            15,852,167           1.92
Minnesota                                  18             2,597,896           0.32
Mississippi                                33             3,579,954           0.43
Missouri                                   25             2,360,333           0.29
Montana                                    13             1,540,301           0.19
Nebraska                                    4               683,518           0.08
Nevada                                     68            11,201,542           1.36
New Hampshire                               8             1,038,517           0.13
New Jersey                                 99            18,663,634           2.26
New Mexico                                  4               489,300           0.06
New York                                  226            47,171,887           5.72

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1

North Carolina                             53             6,238,999            0.76
Ohio                                       42             5,196,759            0.63
Oklahoma                                   13             1,379,897            0.17
Oregon                                     22             3,276,791             0.4
Pennsylvania                              152            18,473,836            2.24
Rhode Island                                2               212,634            0.03
South Carolina                             25             2,542,663            0.31
South Dakota                                1               252,000            0.03
Tennessee                                 125            16,104,993            1.95
Texas                                     152            17,730,316            2.15
Utah                                       48             5,733,235             0.7
Vermont                                     3               486,601            0.06
Virginia                                  150            20,872,963            2.53
Washington                                 34             5,202,223            0.63
West Virginia                               3               199,885            0.02
Wisconsin                                  25             2,648,697            0.32
Wyoming                                     7               730,488            0.09
TOTAL:                                  4,996          $824,529,725          100.00%

(1) No more than approximately 0.65% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1


7. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                 NUMBER OF     AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS        MORTGAGE LOANS   BALANCE OUTSTANDING       MORTGAGE POOL
50.00% or less                                            44          $  6,158,047               0.75%
50.01% to 55.00%                                          25             4,078,546               0.49
55.01% to 60.00%                                          55            10,678,605               1.3
60.01% to 65.00%                                          51            10,255,155               1.24
65.01% to 70.00%                                         158            29,575,966               3.59
70.01% to 75.00%                                         242            50,387,946               6.11
75.01% to 80.00%                                       1,616           342,535,536              41.54
80.01% to 85.00%                                         422            72,988,376               8.85
85.01% to 90.00%                                         600           113,430,636              13.76
90.01% to 95.00%                                         457            78,322,804               9.5
95.01% to 100.00%                                      1,326           106,118,107              12.87
TOTAL:                                                 4,996          $824,529,725             100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.60% per annum to 100.00% per annum and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 83.92%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.03% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.71%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 51.68%.

8. LOAN PURPOSE


                                                NUMBER OF      AGGREGATE PRINCIPAL        PERCENT OF
LOAN PURPOSE                                  MORTGAGE LOANS   BALANCE OUTSTANDING       MORTGAGE POOL
Purchase                                               2,838          $436,176,208              52.90%
Refinance - Cashout                                    1,759           322,474,725              39.11
Refinance - Rate Term                                    399            65,878,793               7.99
TOTAL:                                                 4,996          $824,529,725             100.00%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1

9. PROPERTY TYPE

                                NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF
PROPERTY TYPE                 MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL

Single Family Detached                 3,608          $596,765,013           72.38%
Condo                                    499            67,602,775             8.2
2 Family                                 169            27,264,506            3.31
3 Family                                  36             6,403,292            0.78
4 Family                                  41             9,735,841            1.18
PUD                                      134            20,143,530            2.44
Deminimus PUD                            498            95,756,780           11.61
Manufactured Housing                      11               857,988             0.1
TOTAL:                                 4,996          $824,529,725          100.00%


10. DOCUMENTATION

                                 NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
DOCUMENTATION                 MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL
Full                                   2,517          $400,316,597           48.55%
Stated                                 1,670           275,614,437           33.43
Lite                                     245            43,638,020            5.29
FULL-ALT                                 205            38,712,147             4.7
Limited                                  171            34,415,290            4.17
Streamlined                              188            31,833,235            3.86
TOTAL:                                 4,996          $824,529,725          100.00%

11. OCCUPANCY

                                 NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
OCCUPANCY                     MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL
Primary                                4,713          $784,334,133           95.13%
Investment                               235            30,657,367            3.72
Second Home                               48             9,538,226            1.16
TOTAL:                                 4,996          $824,529,725          100.00%

The information set forth above with respect to occupnacy is based upon representations of the related mortgagors at the time of origination.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1

12. MORTGAGE LOAN AGE (MONTHS)

                                    NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF
MORTGAGE LOAN AGE (MONTHS)        MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL
0                                              2              $117,300            0.01%
1                                          2,157           368,244,397           44.66
2                                          2,414           389,442,712           47.23
3                                            367            58,566,515             7.1
4                                             42             6,206,712            0.75
5                                              9             1,356,237            0.16
6                                              2               271,485            0.03
7                                              2               124,126            0.02
14                                             1               200,241            0.02
TOTAL:                                     4,996          $824,529,725          100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 2 months.

13. PREPAYMENT PENALTY TERM

                                     NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTY TERM           MORTGAGE LOANS   BALANCE OUTSTANDING    MORTGAGE POOL
None                                         823          $123,730,252           15.01%
12 Months                                    234            54,053,565            6.56
24 Months                                  2,832           492,309,677           59.71
36 Months                                    827           115,717,896           14.03
60 Months                                    280            38,718,335             4.7
TOTAL:                                     4,996          $824,529,725          100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1

14. RANGE OF CREDIT SCORES

                                 NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF CREDIT SCORES        MORTGAGE LOANS   BALANCE OUTSTANDING    MORTGAGE POOL
Not Available                              1          $     40,000            0.00%
451 to 500                                 9             1,916,366            0.23
501 to 550                               454            73,067,307            8.86
551 to 600                               798           133,557,197            16.2
601 to 650                             1,747           276,362,770           33.52
651 to 700                             1,318           220,140,240            26.7
701 to 750                               490            88,247,373            10.7
751 to 800                               173            30,002,436            3.64
801 to 850                                 6             1,196,036            0.15
TOTAL:                                 4,996          $824,529,725          100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 638.

15. CREDIT GRADE

                                NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE                  MORTGAGE LOANS   BALANCE OUTSTANDING    MORTGAGE POOL
AA                                     2,139          $375,290,139           45.52%
A                                      1,449           212,870,993           25.82
B                                        483            76,938,641            9.33
C                                         57            10,304,000            1.25
A-                                       464            78,081,315            9.47
B+                                       404            71,044,638            8.62
TOTAL:                                 4,996          $824,529,725          100.00%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


16. RANGE OF MAXIMUM MORTGAGE RATES

                                      NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
13.000% or less                               288           $ 77,805,545            11.74%
13.001% to 13.500%                            448            109,417,099             16.5
13.501% to 14.000%                            499            113,505,824            17.12
14.001% to 14.500%                            629            126,333,673            19.06
14.501% to 15.000%                            491             90,490,107            13.65
15.001% to 15.500%                            442             76,015,392            11.47
15.501% to 16.000%                            202             32,609,296             4.92
16.001% to 16.500%                            161             22,962,958             3.46
16.501% to 17.000%                             60              8,002,153             1.21
17.001% to 17.500%                             36              4,226,413             0.64
17.501% to 18.000%                              5                811,899             0.12
18.001% to 18.500%                              4                788,326             0.12
TOTAL:                                      3,265           $662,968,685           100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.000% per annum to 18.380% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.285% per annum.

17. NEXT ADJUSTMENT DATE

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
NEXT ADJUSTMENT DATE               MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
May 1, 2003                                     4           $    938,400             0.14%
October 1, 2003                                 1                200,241             0.03
May 1, 2004                                     1                 41,513             0.01
June 1, 2004                                    1                237,573             0.04
July 1, 2004                                    4                490,988             0.07
August 1, 2004                                 19              2,954,669             0.45
September 1, 2004                             214             42,972,417             6.48
October 1, 2004                             1,436            280,847,918            42.36
November 1, 2004                            1,154            238,248,053            35.94
August 1, 2005                                  8              1,504,508             0.23
September 1, 2005                              14              3,506,564             0.53
October 1, 2005                                95             20,539,627              3.1
November 1, 2005                               96             20,767,805             3.13
October 1, 2007                                78             17,587,253             2.65
November 1, 2007                              140             32,131,156             4.85
TOTAL:                                      3,265           $662,968,685           100.00%


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


SELECTION CRITERIA: CONFORMING LOAN BALANCE

1. MORTGAGE LOAN CHARACTERISTICS

Number of loans:                                          4,194
Aggregate outstanding principal balance:              $561,422,181
Number of loans with prepayment penalties at
origination:                                              3,539
Weighted average prepayment penalty term at
origination for loans:
with prepayment panalties (in months):                     28
                                                        Average or
                                                     Weighted Average              Range
Outstanding principal balance(1):                       $133,863         $14,570.11 to $536,000.00
Original principal balance(1):                          $133,907         $14,580.00 to $536,000.00
Current mortgage rates(2):                               8.258%              4.750% to 14.750%
Original loan-to-value ratio(2):                         84.60%              9.60% to 100.00%

Stated remaining term to maturity (in months)(2):          342           175 months to 359 months
Credit Score(2):                                           631                  500 to 806
Maximum mortgage rates(2)(3):                            14.463%            10.500% to 18.380%
Minimum mortgage rates(2)(3):                            7.972%             4.750% to 11.880%
Gross Margin(2)(3):                                      6.373%              3.500% to 10.000%
Initial Rate Cap(2)(3):                                  1.694%              1.000% to 3.000%
Periodic Rate Cap(2)(3):                                 1.000%              1.000% to 1.000%
Months to Roll(2)(3):                                      25                     5 to 59

-----------------------------------
(1) Indicates average.
(2) Indicates weighted average.
(3) Adjustable Rate Mortgage Loans only.





RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


2. RANGE OF MORTGAGE RATES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MORTGAGE RATES            MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
6.500% or less                                195           $ 38,686,860             6.89%
6.501% to 7.000%                              382             69,095,885            12.31
7.001% to 7.500%                              472             83,868,795            14.94
7.501% to 8.000%                              643            108,189,572            19.27
8.001% to 8.500%                              521             82,206,740            14.64
8.501% to 9.000%                              530             71,594,359            12.75
9.001% to 9.500%                              246             30,229,565             5.38
9.501% to 10.000%                             250             26,108,484             4.65
10.001% to 10.500%                            107              9,154,286             1.63
10.501% to 11.000%                            130              8,766,292             1.56
11.001% to 11.500%                            243             12,292,261             2.19
11.501% to 12.000%                            279             13,954,310             2.49
12.001% to 12.500%                             40              1,589,114             0.28
12.501% to 13.000%                             72              2,707,458             0.48
13.001% to 13.500%                             36              1,213,913             0.22
13.501% to 14.000%                             47              1,671,201              0.3
14.501% to 15.000%                              1                 93,086             0.02
TOTAL:                                      4,194           $561,422,181           100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 14.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 8.258% per annum.


3. RANGE OF REMAINING MONTHS TO STATED MATURITY

RANGE OF
REMAINING MONTHS                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
TO STATED MATURITY                 MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
169 to 180                                  1,015           $ 50,652,859             9.02%
229 to 240                                     12              1,141,918              0.2
289 to 300                                      2                133,343             0.02
337 to 348                                      1                200,241             0.04
349 to 360                                  3,164            509,293,820            90.71
TOTAL:                                      4,194           $561,422,181           100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 175 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 342 months.



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


4. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE           NUMBER OF       AGGREGATE PRINCIPAL      PERCENT OF
LOAN PRINCIPAL BALANCES            MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
$50,000 or less                               747           $ 26,498,702             4.72%
$50,001 to $100,000                           972             71,110,531            12.67
$100,001 to $150,000                          789             98,466,581            17.54
$150,001 to $200,000                          766            134,397,001            23.94
$200,001 to $250,000                          515            114,987,822            20.48
$250,001 to $300,000                          313             85,652,477            15.26
$300,001 to $350,000                           79             24,804,857             4.42
$350,001 to $400,000                            6              2,243,709              0.4
$400,001 to $450,000                            3              1,247,600             0.22
$450,001 to $500,000                            2                950,400             0.17
$500,001 to $550,000                            2              1,062,500             0.19
TOTAL:                                      4,194           $561,422,181           100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,570 to approximately $536,000 and the average outstanding principal balance of the Mortgage Loans was approximately $133,863


5. PRODUCT TYPES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPES                      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Fixed - 15 Year                                45           $  4,355,722             0.78%
Fixed - 20 Year                                10              1,041,398             0.19
Fixed - 25 Year                                 2                133,343             0.02
Fixed - 30 Year                               436             63,452,584             11.3
Balloon - 15/30                               970             46,297,137             8.25
Balloon - 20/30                                 1                 53,971             0.01
ARM - 6 Month                                   3                525,900             0.09
ARM - 2 Year/6 Month                        2,387            387,573,416            69.03
ARM - 3 Year/6 Month                          171             28,693,078             5.11
ARM - 5 Year/6 Month                          169             29,295,633             5.22
TOTAL:                                      4,194           $561,422,181           100.00%



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


6. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

STATE DISTRIBUTIONS                  NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
OF MORTGAGED PROPERTIES            MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Arizona                                       214           $ 24,459,669             4.36%
Arkansas                                       10                637,437             0.11
California                                  1,925            286,150,931            50.97
Colorado                                       82             11,474,660             2.04
Connecticut                                    24              3,710,339             0.66
Delaware                                        2                622,689             0.11
Florida                                       194             20,691,922             3.69
Georgia                                        70              8,632,973             1.54
Idaho                                           8                841,157             0.15
Illinois                                       78             11,417,400             2.03
Indiana                                        32              2,714,675             0.48
Iowa                                            7                606,708             0.11
Kansas                                          6                803,363             0.14
Kentucky                                        8                551,650              0.1
Louisiana                                      69              7,271,334              1.3
Maine                                           5                414,779             0.07
Maryland                                       68              8,616,774             1.53
Massachusetts                                  47              8,609,820             1.53
Michigan                                      115             12,150,024             2.16
Minnesota                                      18              2,597,896             0.46
Mississippi                                    32              3,203,404             0.57
Missouri                                       25              2,360,333             0.42
Montana                                        13              1,540,301             0.27
Nebraska                                        4                683,518             0.12
Nevada                                         55              6,819,602             1.21
New Hampshire                                   8              1,038,517             0.18
New Jersey                                     84             13,281,779             2.37
New Mexico                                      4                489,300             0.09
New York                                      187             31,476,210             5.61
North Carolina                                 51              5,313,999             0.95
Ohio                                           39              4,206,787             0.75
Oklahoma                                       13              1,379,897             0.25
Oregon                                         18              2,144,264             0.38
Pennsylvania                                  140             14,264,098             2.54
Rhode Island                                    2                212,634             0.04
South Carolina                                 22              1,749,263             0.31
South Dakota                                    1                252,000             0.04
Tennessee                                     120             13,879,193             2.47
Texas                                         142             14,551,747             2.59
Utah                                           47              5,373,235             0.96
Vermont                                         3                486,601             0.09
Virginia                                      139             16,888,324             3.01
Washington                                     28              3,271,905             0.58
West Virginia                                   3                199,885             0.04
Wisconsin                                      25              2,648,697             0.47
Wyoming                                         7                730,488             0.13
TOTAL:                                      4,194           $561,422,181           100.00%

(1) No more than approximately 0.75% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1



7. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

RANGE OF                             NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
ORIGINAL LOAN-TO-VALUE RATIOS      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
50.00% or less                                 39           $  3,603,917             0.64%
50.01% to 55.00%                               20              2,478,668             0.44
55.01% to 60.00%                               50              8,104,431             1.44
60.01% to 65.00%                               42              6,182,252              1.1
65.01% to 70.00%                              141             21,800,310             3.88
70.01% to 75.00%                              198             29,239,596             5.21
75.01% to 80.00%                            1,280            211,908,722            37.74
80.01% to 85.00%                              385             56,716,937             10.1
85.01% to 90.00%                              513             79,299,871            14.12
90.01% to 95.00%                              392             60,265,741            10.73
95.01% to 100.00%                           1,134             81,821,737            14.57
TOTAL:                                      4,194           $561,422,181           100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.60% per annum to 100.00% per annum and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 84.60%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.31% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.93%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 65.02%.






RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


8. LOAN PURPOSE

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
LOAN PURPOSE                       MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Purchase                                    2,337           $285,694,474            50.89%
Refinance - Cashout                         1,511            228,906,323            40.77
Refinance - Rate Term                         346             46,821,383             8.34
TOTAL:                                      4,194           $561,422,181           100.00%

9. PROPERTY TYPE

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PROPERTY TYPE                      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Single Family Detached                      3,010           $400,408,961            71.32%
Condo                                         451             52,835,601             9.41
2 Family                                      158             23,740,674             4.23
3 Family                                       36              6,403,292             1.14
4 Family                                       41              9,735,841             1.73
PUD                                           117             14,745,624             2.63
Deminimus PUD                                 370             52,694,200             9.39
Manufactured Housing                           11                857,988             0.15
TOTAL:                                      4,194           $561,422,181           100.00%

10. DOCUMENTATION

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
DOCUMENTATION                      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Full                                        2,212           $296,531,870            52.82%
Stated                                      1,339            175,935,625            31.34
Lite                                          193             26,154,025             4.66
FULL-ALT                                      166             24,382,850             4.34
Limited                                       133             19,533,157             3.48
Streamlined                                   151             18,884,653             3.36
TOTAL:                                      4,194           $561,422,181           100.00%



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


11. OCCUPANCY

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
OCCUPANCY                          MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Primary                                     3,929           $528,609,122            94.16%
Investment                                    228             27,730,357             4.94
Second Home                                    37              5,082,702             0.91
TOTAL:                                      4,194           $561,422,181           100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

12. MORTGAGE LOAN AGE (MONTHS)

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE LOAN AGE (MONTHS)         MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
0                                               1           $     50,000             0.01%
1                                           1,742            236,075,182            42.05
2                                           2,081            278,289,070            49.57
3                                             322             41,378,529             7.37
4                                              35              4,138,232             0.74
5                                               8                895,316             0.16
6                                               2                271,485             0.05
7                                               2                124,126             0.02
14                                              1                200,241             0.04
TOTAL:                                      4,194           $561,422,181           100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 2 months.

13. PREPAYMENT PENALTY TERM

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTY TERM            MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
None                                          655           $ 71,562,746            12.75%
12 Months                                     164             28,713,673             5.11
24 Months                                   2,424            352,102,380            62.72
36 Months                                     690             77,703,485            13.84
60 Months                                     261             31,339,897             5.58
TOTAL:                                      4,194           $561,422,181           100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


14. RANGE OF CREDIT SCORES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF CREDIT SCORES             MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
<= 0                                            1           $     40,000             0.01%
451 to 500                                      8              1,501,366             0.27
501 to 550                                    422             60,243,569            10.73
551 to 600                                    732            107,934,033            19.23
601 to 650                                  1,471            187,676,292            33.43
651 to 700                                  1,042            132,904,419            23.67
701 to 750                                    385             53,844,448             9.59
751 to 800                                    130             16,784,764             2.99
801 to 850                                      3                493,289             0.09
TOTAL:                                      4,194           $561,422,181           100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 631.



15. CREDIT GRADE

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE                       MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
AA                                          1,698           $232,995,800            41.50%
A                                           1,214            141,143,690            25.14
B                                             449             63,115,706            11.24
C                                              55              9,460,884             1.69
A-                                            409             57,628,147            10.26
B+                                            369             57,077,954            10.17
TOTAL:                                      4,194           $561,422,181           100.00%




RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


16. RANGE OF MAXIMUM MORTGAGE RATES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
13.000% or less                               186           $ 36,893,200             8.27%
13.001% to 13.500%                            333             60,726,823            13.61
13.501% to 14.000%                            396             70,974,960            15.91
14.001% to 14.500%                            543             92,502,884            20.74
14.501% to 15.000%                            438             69,504,635            15.58
15.001% to 15.500%                            400             59,376,937            13.31
15.501% to 16.000%                            184             25,545,046             5.73
16.001% to 16.500%                            151             19,145,471             4.29
16.501% to 17.000%                             57              6,779,547             1.52
17.001% to 17.500%                             34              3,469,413             0.78
17.501% to 18.000%                              5                811,899             0.18
18.001% to 18.500%                              3                357,210             0.08
TOTAL:                                      2,730           $446,088,027           100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 18.380% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.446% per annum.

17. NEXT ADJUSTMENT DATE

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
NEXT ADJUSTMENT DATE               MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
May 1, 2003                                     3           $    525,900             0.12%
October 1, 2003                                 1                200,241             0.04
May 1, 2004                                     1                 41,513             0.01
June 1, 2004                                    1                237,573             0.05
July 1, 2004                                    4                490,988             0.11
August 1, 2004                                 17              2,171,988             0.49
September 1, 2004                             185             30,776,168              6.9
October 1, 2004                             1,236            200,872,452            45.03
November 1, 2004                              942            152,782,493            34.25
August 1, 2005                                  7              1,245,807             0.28
September 1, 2005                               9              1,112,700             0.25
October 1, 2005                                81             14,191,724             3.18
November 1, 2005                               74             12,142,847             2.72
October 1, 2007                                62             10,893,253             2.44
November 1, 2007                              107             18,402,380             4.13
TOTAL:                                      2,730           $446,088,027           100.00%



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


SELECTION CRITERIA: NON-CONFORMING LOAN BALANCE

1. MORTGAGE LOAN CHARACTERISTICS

Number of loans:                                           802
Aggregate outstanding principal balance:              $263,107,545
Number of loans with prepayment penalties at
origination:                                               634
Weighted average prepayment penalty term at
origination for loans:
with prepayment penalties (in months):                     26
                                                        Average or
                                                     Weighted Average               Range
Outstanding principal balance(1):                       $328,064          $45,273.93 to $895,513.90
Original principal balance(1):                          $328,138          $45,300.00 to $896,250.00
Current mortgage rates(2):                               7.729%               4.750% to 13.990%
Original loan-to-value ratio(2):                         82.48%               36.90% to 100.00%
Stated remaining term to maturity (in months)(2):          345            176 months to 359 months
Credit Score(2):                                           653                   500 to 810
Maximum mortgage rates(2)(3):                            13.954%              8.000% to 18.125%
Minimum mortgage rates(2)(3):                            7.471%               4.750% to 11.625%
Gross Margin(2)(3):                                      5.947%               4.000% to 10.000%
Initial Rate Cap(2)(3):                                  1.762%               1.000% to 3.000%
Periodic Rate Cap(2)(3):                                 1.000%               1.000% to 1.000%
Months to Roll(2)(3):                                      27                      5 to 59

-------------------------------------
(1) Indicates average.
(2) Indicates weighted average.
(3) Adjustable Rate Mortgage Loans only.




RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


2. RANGE OF MORTGAGE RATES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MORTGAGE RATES            MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
6.500% or less                                111           $ 45,009,714            17.11%
6.501% to 7.000%                              128             55,301,449            21.02
7.001% to 7.500%                              117             48,698,447            18.51
7.501% to 8.000%                               98             38,854,997            14.77
8.001% to 8.500%                               59             22,378,961             8.51
8.501% to 9.000%                               66             21,025,646             7.99
9.001% to 9.500%                               20              7,442,186             2.83
9.501% to 10.000%                              39              6,632,136             2.52
10.001% to 10.500%                              7              2,073,581             0.79
10.501% to 11.000%                             28              3,256,442             1.24
11.001% to 11.500%                             79              7,148,599             2.72
11.501% to 12.000%                             36              3,969,193             1.51
12.001% to 12.500%                              6                587,731             0.22
12.501% to 13.000%                              3                247,784             0.09
13.001% to 13.500%                              3                349,969             0.13
13.501% to 14.000%                              2                130,710             0.05
TOTAL:                                        802           $263,107,545           100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.729% per annum.


3. RANGE OF REMAINING MONTHS TO STATED MATURITY

RANGE OF
REMAINING MONTHS                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
TO STATED MATURITY                 MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
169 to 180                                    207           $ 19,833,874             7.54%
349 to 360                                    595            243,273,671            92.46
TOTAL:                                        802           $263,107,545           100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 345 months.




RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


4. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE           NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
LOAN PRINCIPAL BALANCES            MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
$50,000 or less                                 1           $     45,274             0.02%
$50,001 to $100,000                           141             10,986,654             4.18
$100,001 to $150,000                           56              6,897,370             2.62
$150,001 to $200,000                            7              1,187,388             0.45
$200,001 to $250,000                            2                442,376             0.17
$250,001 to $300,000                           57             15,793,716                6
$300,001 to $350,000                          134             44,457,311             16.9
$350,001 to $400,000                          150             55,967,073            21.27
$400,001 to $450,000                           76             32,536,323            12.37
$450,001 to $500,000                           86             41,206,478            15.66
$500,001 to $550,000                           37             19,489,079             7.41
$550,001 to $600,000                           35             20,396,695             7.75
$600,001 to $650,000                            8              4,966,936             1.89
$650,001 to $700,000                            7              4,792,915             1.82
$700,001 to $750,000                            1                701,365             0.27
$750,001 to $800,000                            2              1,520,079             0.58
$800,001 to $850,000                            1                825,000             0.31
$850,001 to $900,000                            1                895,514             0.34
TOTAL:                                        802           $263,107,545           100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $45,274 to approximately $895,514 and the average outstanding principal balance of the Mortgage Loans was approximately $328,064


5. PRODUCT TYPES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPES                      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Fixed - 15 Year                                 2           $    451,000             0.17%
Fixed - 30 Year                                60             26,393,013            10.03
Balloon - 15/30                               205             19,382,874             7.37
ARM - 6 Month                                   1                412,500             0.16
ARM - 2 Year/6 Month                          443            178,419,957            67.81
ARM - 3 Year/6 Month                           42             17,625,426              6.7
ARM - 5 Year/6 Month                           49             20,422,776             7.76
TOTAL:                                        802           $263,107,545           100.00%



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


6. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

STATE DISTRIBUTIONS                   NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
OF MORTGAGED PROPERTIES            MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Arizona                                        15           $  5,283,740             2.01%
California                                    589            186,412,542            70.85
Colorado                                       15              5,926,487             2.25
Connecticut                                     4              1,056,236              0.4
Delaware                                        2                415,000             0.16
Florida                                        12              4,247,193             1.61
Georgia                                         3              1,106,592             0.42
Idaho                                           1                503,500             0.19
Illinois                                        8              3,243,637             1.23
Louisiana                                       6              2,157,630             0.82
Maryland                                        7              2,404,058             0.91
Massachusetts                                   4              1,082,800             0.41
Michigan                                       11              3,702,143             1.41
Mississippi                                     1                376,550             0.14
Nevada                                         13              4,381,940             1.67
New Jersey                                     15              5,381,855             2.05
New York                                       39             15,695,678             5.97
North Carolina                                  2                925,000             0.35
Ohio                                            3                989,972             0.38
Oregon                                          4              1,132,527             0.43
Pennsylvania                                   12              4,209,738              1.6
South Carolina                                  3                793,400              0.3
Tennessee                                       5              2,225,800             0.85
Texas                                          10              3,178,569             1.21
Utah                                            1                360,000             0.14
Virginia                                       11              3,984,639             1.51
Washington                                      6              1,930,318             0.73
TOTAL:                                        802           $263,107,545           100.00%

(1) No more than approximately 1.92% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.






RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


7. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

RANGE OF ORIGINAL                    NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
LOAN-TO-VALUE RATIOS               MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
50.00% or less                                  5           $  2,554,130             0.97%
50.01% to 55.00%                                5              1,599,879             0.61
55.01% to 60.00%                                5              2,574,175             0.98
60.01% to 65.00%                                9              4,072,904             1.55
65.01% to 70.00%                               17              7,775,656             2.96
70.01% to 75.00%                               44             21,148,350             8.04
75.01% to 80.00%                              336            130,626,815            49.65
80.01% to 85.00%                               37             16,271,439             6.18
85.01% to 90.00%                               87             34,130,765            12.97
90.01% to 95.00%                               65             18,057,063             6.86
95.01% to 100.00%                             192             24,296,370             9.23
TOTAL:                                        802           $263,107,545           100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 36.90% per annum to 100.00% per annum and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 82.48%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.43% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.19%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

8. LOAN PURPOSE

                                      NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
LOAN PURPOSE                       MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Purchase                                      501           $150,481,734            57.19%
Refinance - Cashout                           248             93,568,401            35.56
Refinance - Rate Term                          53             19,057,410             7.24
TOTAL:                                        802           $263,107,545           100.00%

9. PROPERTY TYPE

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PROPERTY TYPE                      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Single Family Detached                        598           $196,356,052            74.63%
Condo                                          48             14,767,174             5.61
2 Family                                       11              3,523,833             1.34
PUD                                            17              5,397,906             2.05
Deminimus PUD                                 128             43,062,580            16.37
TOTAL:                                        802           $263,107,545           100.00%



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


10. DOCUMENTATION

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
DOCUMENTATION                      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Full                                          305           $103,784,727            39.45%
Stated                                        331             99,678,812            37.89
Lite                                           52             17,483,994             6.65
Limited                                        38             14,882,133             5.66
FULL-ALT                                       39             14,329,298             5.45
Streamlined                                    37             12,948,581             4.92
TOTAL:                                        802           $263,107,545           100.00%


11. OCCUPANCY

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
OCCUPANCY                          MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
Primary                                       784           $255,725,010            97.19%
Second Home                                    11              4,455,524             1.69
Investment                                      7              2,927,010             1.11
TOTAL:                                        802           $263,107,545           100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.



12. MORTGAGE LOAN AGE (MONTHS)

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE LOAN AGE (MONTHS)         MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
0                                               1           $     67,300             0.03%
1                                             415            132,169,215            50.23
2                                             333            111,153,642            42.25
3                                              45             17,187,986             6.53
4                                               7              2,068,481             0.79
5                                               1                460,921             0.18
TOTAL:                                        802           $263,107,545           100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 2 months.




RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


13. PREPAYMENT PENALTY TERM

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTY TERM            MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
None                                          168           $ 52,167,506            19.83%
12 Months                                      70             25,339,892             9.63
24 Months                                     408            140,207,298            53.29
36 Months                                     137             38,014,411            14.45
60 Months                                      19              7,378,438              2.8
TOTAL:                                        802           $263,107,545           100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

14. RANGE OF CREDIT SCORES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF CREDIT SCORES             MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
451 to 500                                      1           $    415,000             0.16%
501 to 550                                     32             12,823,737             4.87
551 to 600                                     66             25,623,163             9.74
601 to 650                                    276             88,686,478            33.71
651 to 700                                    276             87,235,821            33.16
701 to 750                                    105             34,402,925            13.08
751 to 800                                     43             13,217,672             5.02
801 to 850                                      3                702,748             0.27
TOTAL:                                        802           $263,107,545           100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 653.

15. CREDIT GRADE

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE                       MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
AA                                            441           $142,294,339            54.08%
A                                             235             71,727,303            27.26
B                                              34             13,822,935             5.25
C                                               2                843,116             0.32
A-                                             55             20,453,168             7.77
B+                                             35             13,966,684             5.31
TOTAL:                                        802           $263,107,545           100.00%



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


16. RANGE OF MAXIMUM MORTGAGE RATES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
13.000% or less                               102           $ 40,912,345            18.86%
13.001% to 13.500%                            115             48,690,275            22.45
13.501% to 14.000%                            103             42,530,864            19.61
14.001% to 14.500%                             86             33,830,789             15.6
14.501% to 15.000%                             53             20,985,472             9.68
15.001% to 15.500%                             42             16,638,455             7.67
15.501% to 16.000%                             18              7,064,249             3.26
16.001% to 16.500%                             10              3,817,487             1.76
16.501% to 17.000%                              3              1,222,606             0.56
17.001% to 17.500%                              2                757,000             0.35
18.001% to 18.500%                              1                431,116              0.2
TOTAL:                                        535           $216,880,659           100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.000% per annum to 18.125% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.954% per annum.





RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


17. NEXT ADJUSTMENT DATE

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
NEXT ADJUSTMENT DATE               MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
May 1, 2003                                     1           $    412,500             0.19%
August 1, 2004                                  2                782,681             0.36
September 1, 2004                              29             12,196,249             5.62
October 1, 2004                               200             79,975,466            36.88
November 1, 2004                              212             85,465,560            39.41
August 1, 2005                                  1                258,701             0.12
September 1, 2005                               5              2,393,864              1.1
October 1, 2005                                14              6,347,903             2.93
November 1, 2005                               22              8,624,958             3.98
October 1, 2007                                16              6,694,000             3.09
November 1, 2007                               33             13,728,776             6.33
TOTAL:                                        535           $216,880,659           100.00%



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2003-WMC1


FOR ADDITIONAL INFORMATION PLEASE CALL:

TRADING
Scott Soltas                       (212) 449-3659
Terrence Mack                      (212) 449-3659
Tracey Keegan                      (212) 449-3659

ASSET BACKED FINANCE GROUP
Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Alan Chan                          (212) 449-8140
Alice Chang                        (212) 449-1701
Amanda de Zutter                   (212) 449-0425

RESEARCH
Glenn Costello                     (212) 449-4457
Joshua Anderson                    (212) 449-9622






RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.